UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2011

ELLIE MAE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35140	94-3288780
(Commission File Number)	(IRS Employer Identification Number)

4155 Hopyard Road, Suite 200

Pleasanton, California 94588

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (925) 227-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment and Restatement of Certificate of Incorporation and Bylaws

On April 20, 2011, Ellie Mae, Inc., a Delaware corporation (the “Company”) filed an Amended and Restated Certificate of Incorporation of the Company, in the form attached as Exhibit 3.1 hereto (the “Amended and Restated Certificate”), with the Secretary of State of the State of Delaware in connection with the closing of Company’s initial public offering of shares of its common stock, par value $0.0001 per share (the “Common Stock”), pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-166438), as amended (the “IPO”). The Company’s board of directors and stockholders had approved the Amended and Restated Certificate and the Amended and Restated Bylaws, in the form attached as Exhibit 3.2 hereto, to be effective immediately prior to the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Ellie Mae, Inc.

3.2	Amended and Restated Bylaws of Ellie Mae, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2011	ELLIE MAE, INC.

	By:	/s/ Edgar A. Luce
	Name:	Edgar A. Luce
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Ellie Mae, Inc.

3.2	Amended and Restated Bylaws of Ellie Mae, Inc.